UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 13, 2005

INTERACTIVE THERAPEUTICS, INC.

(FORMERLY TABATHA I, INC.)
(Exact name of registrant as specified in its charter)

TEXAS
(State or other jurisdiction of incorporation)

0-31743                        84-1536517
(Commission File Number)         (I.R.S. Employer Identification No.)

1117 Herkimer, Houston, Texas 77008
(Address of principal executive offices, including zip code)

(713) 802-2944
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྑ Written communications pursuant to Rule 425 under the Securities Act.
ྑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
ྑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
ྑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective September 13, 2005, Mr. Kevan Casey resigned as a member of the Board of Directors and officer of Interactive Therapeutics, Inc. to devote attention to his commitments with his other business interests. A copy of Mr. Casey’s resignation letter is attached hereto as Exhibit. 99.1.

Effective September 13, 2005, Mr. Brad Serres was appointed to serve as a board member. In connection with his serving as a director, Mr. Serres was issued 100,000 shares of restricted common stock. Mr. Serres has not been appointed to serve on any committee of the Board of Directors as of the date hereof, but he may be appointed to serve on various committees of the Board of Directors in the future.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.
Inapplicable.

(b)	Pro Forma Financial Information.

Inapplicable.

(c)	Exhibits

Exhibit Number  Exhibit Description

99.1 Letter to Interactive Therapeutics, Inc. dated September 13, 2005

      SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    INTERACTIVE THERAPEUTICS, INC.

    By: /s/ J. LEONARD IVINS
    President

DATE: September 16, 2005

EXHIBIT INDEX

Exhibit Number  Exhibit Description

99.1 Letter to Interactive Therapeutics dated September 13, 2005